UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2017

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On January 24, 2017 The Spectranetics Corporation (the “Company”) issued a press release regarding the final 12-month results of the Stellarex Drug-coated Balloon (DCB) ILLUMENATE Global Study. The results were presented at the Leipzig Interventional Course (LINC) in Leipzig, Germany on January 24, 2017, by Professor Thomas Zeller, University Heart Center Freiburg-Bad Krozingen, Germany, global principal investigator for the ILLUMENATE Global Study.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report. Additionally, a copy of Professor Zeller’s presentation is furnished as Exhibit 99.2 to this Current Report.

The information contained in the press release and presentation furnished herewith is preliminary and subject to change. The press release and presentation also contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties. For a list and description of such risks and uncertainties that could cause actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see the Company’s previously filed SEC reports, including those risks set forth in the press release, in the Company’s 2015 Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q. The Company disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of The Spectranetics Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of The Spectranetics Corporation dated January 24, 2017.
99.2	Professor Thomas Zeller, on behalf of Dr. Andrew Holden, Professor Yann Goueffic and the ILLUMENATE Global Investigators, ILLUMENATE Global Study Stellarex DCB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION

Date:	January 24, 2017	By:	/s/ Paul Gardon
Paul Gardon
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of The Spectranetics Corporation dated January 24, 2017.
99.2	Professor Thomas Zeller, on behalf of Dr. Andrew Holden, Professor Yann Goueffic and the ILLUMENATE Global Investigators, ILLUMENATE Global Study Stellarex DCB.